

IMC Home Equity Loan Trust 1996-3
Information Relating to the Certificates (page 1 of 3)

Transaction Summary (a), (b)

- ---------------- -------------- ------------ -------------- ------------ ------------ ------------- ----------------
                                               Estimated     Estimated    Estimated    Estimated
                                                  WAL        Modified     Principal    Principal       Expected
                  Approximate                 to Maturity    Duration      Lockout       Window         Ratings
  Certificate        Size         Coupon        (years)       (years)     (months)      (months)     (Moody's/S&P)
- ---------------- -------------- ------------ -------------- ------------ ------------ ------------- ----------------
Class A-1         $ 84,132,000     Fixed            0.90         0.84         none            21        Aaa/AAA (b)
Class A-2         $ 30,423,000     Fixed            2.10         1.89           20            10        Aaa/AAA (b)
Class A-3         $ 39,920,000     Fixed            3.10         2.68           29            17        Aaa/AAA (b)
Class A-4         $  9,636,000     Fixed            4.00         3.35           45             6        Aaa/AAA (b)
Class A-5         $ 37,842,000     Fixed            5.20         4.14           50            27        Aaa/AAA (b)
Class A-6         $ 19,855,000     Fixed            7.30         5.35           76            25        Aaa/AAA (b)
Class A-7         $ 28,192,000     Fixed           11.14         7.00          100            77        Aaa/AAA (b)
- ---------------- -------------- ------------ -------------- ------------ ------------ ------------- ----------------

Notes:   (a)      100% Prepayment Assumption: 4.0% CPR in month 1, and an additional 1.636% per annum in each month thereafter until month 12.  On and after month 12, 22% CPR.
         (b)      FSA surety bond.

Class A-1 (to maturity)
- ------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                        0%        11%       16.5%        22%       27.5%         33%
- ------------------------------------------------------------------------------------------------------------
Average Life (years)                         8.60       1.55        1.13       0.90        0.76        0.66
Modified Duration (years)                    5.89       1.40        1.04       0.84        0.72        0.63
First Principal Payment                   8/26/96    8/26/96     8/26/96    8/26/96     8/26/96     8/26/96
Last Principal Payment                    4/25/11   10/25/99    10/25/98    4/25/98    12/25/97    10/25/97
Principal Lockout (months)                   none       none        none       none        none        none
Principal Window (months)                     177         39          27         21          17          15
Illustrative Yield @ Par (30/360)          6.973%     6.722%      6.606%     6.501%      6.404%      6.314%
- ------------------------------------------------------------------------------------------------------------


Class A-2 (to maturity)
- ------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                        0%        11%       16.5%        22%       27.5%         33%
- ------------------------------------------------------------------------------------------------------------
Average Life (years)                        14.74       3.94        2.74       2.10        1.71        1.44
Modified Duration (years)                    8.85       3.32        2.41       1.89        1.56        1.33
First Principal Payment                   4/25/11   10/25/99    10/25/98    4/25/98    12/25/97    10/25/97
Last Principal Payment                    4/25/11    4/25/01    10/25/99    1/25/99     7/25/98     3/25/98
Principal Lockout (months)                    176         38          26         20          16          14
Principal Window (months)                       1         19          13         10           8           6
Illustrative Yield @ Par (30/360)          7.183%     7.094%      7.040%     6.985%      6.932%      6.879%
- ------------------------------------------------------------------------------------------------------------





This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by NatWest Capital
Markets Limited or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including but not limited to, the assumptions described in the Offering Document. NatWest Capital Markets Limited and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).



IMC Home Equity Loan Trust 1996-3
Information Relating to the Certificates (page 2 of 3)


Class A-3 (to maturity)
- ------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                        0%        11%       16.5%        22%       27.5%         33%
- ------------------------------------------------------------------------------------------------------------
Average Life (years)                        14.74       5.90        4.08       3.10        2.49        2.07
Modified Duration (years)                    8.75       4.63        3.41       2.68        2.20        1.86
First Principal Payment                   4/25/11    4/25/01    10/25/99    1/25/99     7/25/98     3/25/98
Last Principal Payment                    4/25/11   10/25/03     7/25/01    5/25/00     8/25/99     1/25/99
Principal Lockout (months)                    176         56          38         29          23          19
Principal Window (months)                       1         31          22         17          14          11
Illustrative Yield @ Par (30/360)          7.356%     7.307%      7.270%     7.231%      7.191%      7.151%
- ------------------------------------------------------------------------------------------------------------


Class A-4 (to maturity)
- ------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                        0%        11%       16.5%        22%       27.5%         33%
- ------------------------------------------------------------------------------------------------------------
Average Life (years)                        14.74       7.63        5.29       4.00        3.20        2.65
Modified Duration (years)                    8.67       5.63        4.23       3.35        2.75        2.33
First Principal Payment                   4/25/11   10/25/03     7/25/01    5/25/00     8/25/99     1/25/99
Last Principal Payment                    4/25/11    7/25/04     2/25/02   10/25/00    11/25/99     5/25/99
Principal Lockout (months)                    176         86          59         45          36          29
Principal Window (months)                       1         10           8          6           4           5
Illustrative Yield @ Par (30/360)          7.499%     7.468%      7.439%     7.408%      7.376%      7.343%
- ------------------------------------------------------------------------------------------------------------


Class A-5 (to maturity)
- ------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                        0%        11%       16.5%        22%       27.5%         33%
- ------------------------------------------------------------------------------------------------------------
Average Life (years)                        14.92       9.84        6.88       5.20        4.14        3.42
Modified Duration (years)                    8.63       6.67        5.16       4.14        3.43        2.90
First Principal Payment                   4/25/11    7/25/04     2/25/02   10/25/00    11/25/99     5/25/99
Last Principal Payment                    3/25/13    7/25/08     1/25/05   12/25/02     8/25/01     9/25/00
Principal Lockout (months)                    176         95          66         50          39          33
Principal Window (months)                      24         49          36         27          22          17
Illustrative Yield @ Par (30/360)          7.683%     7.666%      7.644%     7.620%      7.594%      7.567%
- ------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by NatWest Capital
Markets Limited or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including but not limited to, the assumptions described in the Offering Document. NatWest Capital Markets Limited and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).


IMC Home Equity Loan Trust 1996-3
Information Relating to the Certificates (page 3 of 3)


Class A-6 (to maturity)
- ------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                        0%        11%       16.5%        22%       27.5%         33%
- ------------------------------------------------------------------------------------------------------------
Average Life (years)                        18.93      13.45        9.62       7.30        5.80        4.77
Modified Duration (years)                    9.48       7.99        6.50       5.35        4.49        3.83
First Principal Payment                   3/25/13    7/25/08     1/25/05   12/25/02     8/25/01     9/25/00
Last Principal Payment                    4/25/18    4/25/11     7/25/07   12/25/04     3/25/03     1/25/02
Principal Lockout (months)                    199        143         101         76          60          49
Principal Window (months)                      62         34          31         25          20          17
Illustrative Yield @ Par (30/360)          7.986%     7.976%      7.961%     7.943%      7.924%      7.904%
- ------------------------------------------------------------------------------------------------------------


Class A-7 (to maturity)
- ------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                        0%        11%       16.5%        22%       27.5%         33%
- ------------------------------------------------------------------------------------------------------------
Average Life (years)                        25.78      15.56       13.59      11.14        9.06        7.45
Modified Duration (years)                   10.40       8.49        7.90       7.00        6.11        5.33
First Principal Payment                   4/25/18    4/25/11     7/25/07   12/25/04     3/25/03     1/25/02
Last Principal Payment                    6/25/25   11/25/16    12/25/13    4/25/11     4/25/11    12/25/08
Principal Lockout (months)                    260        176         131        100          79          65
Principal Window (months)                      87         68          78         77          98          84
Illustrative Yield @ Par (30/360)          8.248%     8.236%      8.231%     8.222%      8.211%      8.198%
- ------------------------------------------------------------------------------------------------------------


** Class A-7 (to 10% clean-up call)

- ------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                        0%        11%       16.5%        22%       27.5%         33%
- ------------------------------------------------------------------------------------------------------------
Average Life (years)                        23.99      14.74       11.74       8.93        7.11        5.86
Modified Duration (years)                   10.18       8.28        7.29       6.12        5.20        4.49
First Principal Payment                   4/25/18    4/25/11     7/25/07   12/25/04     3/25/03     1/25/02
Last Principal Payment                   11/25/20    4/25/11     5/25/08    7/25/05     9/25/03     6/25/02
Principal Lockout (months)                    260        176         131        100          79          65
Principal Window (months)                      32          1          11          8           7           6
Illustrative Yield @ Par (30/360)          8.247%     8.234%      8.226%     8.211%      8.196%      8.179%
- ------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by NatWest Capital
Markets Limited or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including but not limited to, the assumptions described in the Offering Document. NatWest Capital Markets Limited and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

IMC Home Equity Loan Trust 1996-3
Information Relating to the Collateral


                                                     Fixed Rate Home Equity Loans)
                               Preliminary characteristics of the Initial Home Equity Loans as of 7/1/96



Total Number of Loans:                                                            4,022

Total Outstanding Loan Balance:                                        $249,885,488

       Balloon (% of Total):                                                     53.40%

       Level Pay (% of Total):                                                   46.60%

Average Loan Principal Balance:                                             $62,130                       ($2,570 to $439,874)

Weighted Average CLTV:                                                           72.00%                   (4.10% to 116.96%)

Weighted Average Coupon:                                                         11.619%                  (7.600% to 19.250%)

Weighted Average Remaining Term to Maturity (months):                                221                  (46 to 360)

Weighted Average Seasoning (months):                                                   4                  (1 to 43)

Weighted Average Original Term (months):                                             224                  (60 to 360)

Range of Original Terms:                                                       Level Pay                             Balloons
                                                                    --------------------------------     ---------------------------
                                                                          60:            0.12%                  60:            0.08%
                                                                       61 - 120:         1.39%               61 - 120:         0.12%
                                                                      121 - 180:        13.01%              121 - 180:        53.20%
                                                                      181 - 240:        10.56%
                                                                      241 - 300:         0.03%
                                                                      301 - 360:        21.50%

Lien Position:                                      1st Lien:                    91.05%
                                                    2nd Lien:                     8.95%

Property Type:
                                                    Single Family Detached:      87.32%
                                                    Two to Four Family:           6.02%
                                                    Single Family Attached:       3.61%
                                                    Condominium / Townhouse:      2.36%
                                                             Other:               0.69%

Occupancy Status:
                                                    Owner Occupied:              91.39%
                                                    Non-Owner Occupied:           8.61%

Geographic Distribution:                                                            NY: 11.13%                       MI:       7.34%
(states not listed individually account for                                         MD:  9.86%                       OH:       5.85%
less than 5.00% of the Pool Balance)                                                FL:  9.03%
                                                                                    NJ:  8.28%


- --------------------------------------------------------------------------------
        The information contained herein will be superseded
by the description of the collateral contained in the prospectus supplement.
- --------------------------------------------------------------------------------